Industry Expertise: Alternative Energy | Business Services | Consumer | Financial Institutions | **Health Care** | Industrial Growth | Technology

The 19th Annual

Health Care Conference

November 27-29, 2007, New York City

GUIDES FOR THE JOURNEY® | PiperJaffray.

Endo Pharmaceuticals Exhibit 99.1

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Forward-Looking Statements
Except for the historical information contained herein, this presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995. Because these statements involve a number of risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the difficulty of predicting FDA approvals, results of clinical trials on new products, acceptance and demand for new pharmaceutical products, challenges relating to intellectual property protection, the impact of competitive products and
pricing, the timely development and launch of new products, a determination that we are engaging in inappropriate sales or marketing activities, including promoting the "off-label" use of our products, and the risk factors listed from time to time in the
Company’s SEC reports, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Endo Pharmaceuticals –
Leader in Pain Management
Market
Leadership in
Pain Management
Analgesics fourth-largest prescription drug market
in 2006 with $7.3 billion in reported sales
Opioids represented 80% of all analgesic Rxs
Proven
Commercial
Capability
Specialty and PCP sales and marketing teams
Sales force recently expanded by ~ 95 reps
Broad Pipeline in
Pain Management
Five products in mid- to late-stage development
Strong Financial
Condition
No debt
Strong cash flow

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Growth Strategy
Deepen and broaden penetration into the
pain market
•
Target clinically innovative and differentiated
products while continuing to advance current
development pipeline
Continue to pursue selective development
of generic products
Use Balance Sheet to Maximize Shareholder Value
Diversify revenue base through
product licensing and acquisitions of
other specialty-focused companies
Drive top-line growth by maximizing
potential of key on-market products
Long-Term
Short-Term

TA Attractiveness for Small Specialty Company

ENDO PHARMACEUTICALS

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Therapeutic Areas Outside Pain
Area of Focus
Focus
is on
attractive
specialty
TAs that
align with
strengths
High
High
Low
Alignment with Endo’s Current Business Model
Low
Ophthal-
mology
Blood
Derma-
tology
Orphan
and other
diseases
Anti-
infectives
Cardio-
vascular
Respir-
atory
CNS –
General
Psych
GI
(other)
Genito-
urinary
Endo-
crine
Supportive
Oncology
Supportive
Oncology
Pain
Pain
CNS –
Neurology
CNS –
Neurology
Tx
Oncol-
ogy
Tx
Oncol-
ogy
Musculo-
skeletal
Musculo-
skeletal
CNS –
Specialty
Psych
CNS –
Specialty
Psych
GI
Anti-inflam-
matories
GI
Anti-inflam-
matories

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
$1.79–$1.84 Adjusted Diluted EPS
$90–$110 million OPANA
®
ER / OPANA
®
Net Sales
$685–$710 million LIDODERM
®
Net Sales
$1.050–$1.075 billion Net Sales
2007 Guidance

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
$399.0
$595.6
$615.1
$820.2
$909.7
$1,062.0
2002 2003 2004 2005 2006 2007*
Net Sales
Net Income
Consistent Financial Growth
$30.8
$69.8
$143.3
$202.3
$137.8
* Represents mid-point of company guidance; ** Includes $0.62 in one-time, non-cash items
$1.03** $1.52 $1.08 $0.53 $0.30 Diluted EPS
Millions, Except per Share

For localized pain of
postherpetic neuralgia (PHN)
APPLIED
SCIENCE
Lidoderm
LIDOCAINE PATCH 5%

ENDO PHARMACEUTICALS

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
LIDODERM ® – A True Success Story
Lidocaine 5% topical patch
•
Acts locally – no
therapeutically meaningful
blood levels
First FDA-approved drug for
treatment of pain of PHN
Provides analgesia (but no
anesthesia) directly to
affected nerves
Easy and convenient
to use

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
$ Millions
$178
$309
$419
$698
$567
$0
$200
$400
$600
$800
2003 2004 2005 2006 2007*
LIDODERM – Continuing Net Sales Growth
* Represents mid-point of company guidance

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Protected by Five Orange Book-Listed
Patents Until 2015
Lidocaine-Containing Topical
Product That Does Not Numb the Skin
2012 Method of Use Patents
Submitted Citizen Petition Late
2006 and Amendments in Aug.  2007
LIDODERM –
Protecting the Franchise
Cover use of lidocaine-
containing patch in indication
of PHN
Two method of use patents
expiring 2009
Two method of use patents
expiring 2012
Formulation patent expiring 2015
Unique attribute included in
labeling
Believe this would be requirement
for generic substitution
Requests FDA adhere to
existing clinical
bioequivalence standard

OPANA® ER
(oxymorphone HCl) CII
Extended-release tablets

OPANA®
(oxymorphone HCl) CII
Tablets

ENDO PHARMACEUTICALS

11 Accelerating Our Growth © 2007 Endo Pharmaceuticals OPANA ® Franchise

NDC 63481-674-70 100 tablets
Twice-A-Day (every 12 hours)
OPANA® ER
(Oxymorphone Hydrochloride)
Extended-Release Tablets
10 mg
Rx only

ENDO PHARMACEUTICALS

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
OPANA Commercial Update
Scripts (currently 7k per week) on track to meet
2007 guidance
Implemented aggressive managed-care strategy
to attain Tier II parity
Introduced OPANA ER Instant Savings
Card Program
Increased promotional and marketing activities
•
Added ~95 reps to Specialty Force II
•
Launched new promotional materials
•
Full schedule of peer-to-peer speaker programs

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
OPANA ER Patent Update
Protected by four Orange Book-listed patents covering the TimeRx controlled-release formulation
Three years of New Drug Form exclusivity expires 6/22/09
Filed lawsuit against IMPAX on 11/15/07 in response to Paragraph IV certification notices
•
Asserts infringement on ‘933 and ‘456 patents
•
Seeks declaratory judgment against certifications, citing FDA’s recission of IMPAX’s ANDA
Additional patents on file with U.S. Patent and Trademark Office

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Development Pipeline
Phase I Phase II Phase III Filed Pre-clinical Product
(1)  Licensed marketing rights;  (2) Licensed marketing and development rights
FROVA
®
(1)
(Menstrual Migraine)
RAPINYL
TM (2)
(Breakthrough Cancer Pain)
EN 3285
(Oral Rinse for Oral Mucositis)
Undisclosed
Ketoprofen Patch
(2)
(Topical -
Soft Tissue Injuries)
Sufentanil Patch
(2)
(Transdermal - Chronic Pain)

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
RAPINYL Clinical Trial Update
Patient enrollment in Phase III trial continues to be challenging
•
Many cancer patients, in particular end-stage, reluctant to
participate in placebo-controlled trials
•
Competing trials in oncology treatment intensify competition for patients
Interim analysis planned at some future date once enrollment reaches predetermined level
Results will determine whether or not trial should be allowed to continue to its intended completion

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Ketoprofen Patch – Clinical Trial Update
Two Phase III Trials Did Not Meet Primary Endpoint
Ankle sprains and strains
Tendonitis/bursitis of shoulder, elbow or knee
Outcome may have been influenced by several factors, including severity of pain on entry and use of ibuprofen as rescue medication
•
Additional ongoing Phase III trial amended based on these findings
Efficacy Portion of Long-Term OA Safety Study
Shows Positive Results
Positive outcome achieved in double-blind, placebo-controlled portion of long-term safety study in osteoarthritis flare of the knee
•
Data may influence design of future trials
Intend to discuss with FDA future development plans

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Summary
Market leader in pain management
Well-developed commercial capability
Very broad and deep pipeline
Strong financial condition
Clear strategy for sustainable growth

ENDO PHARMACEUTICALS NASDAQ: ENDP